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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 27, 1998


         VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of April 26, 1998, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998B).

                              CLAYTON HOMES, INC.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee               333-43583               62-0997810
----------------------------          ------------         -------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)

    500 Alcoa Trail
  Maryville, Tennessee                                           37804
 ---------------------                                         ----------
 (Address of Principal                                         (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code: (423) 380-3000

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  Former Address:

  4726 Airport Highway, Louisville, Tennessee 37777
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Item 5.  Other Events
         ------------

     On May 27, 1998, Vanderbilt Mortgage and Finance, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 26, 1998 (the "Pooling and Servicing Agreement"), by and among, the Company, as seller and servicer, Clayton Homes, Inc., as provider of the limited guarantee ("CHI"), and The Chase Manhattan Bank, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1. The Pooling and Servicing Agreement, dated as of April 26, 1998, by and among, the Company, CHI and the Trustee, providing for the issuance of the Certificates.





SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By:       /s/ David R. Jordan
   ---------------------------------
   Name:  David R. Jordan
   Title: Vice President/Controller

CLAYTON HOMES, INC.



By:       /s/ Kevin T. Clayton
   ---------------------------------
   Name:  Kevin T. Clayton
   Title: President


Dated: June 11, 1998





                                 Exhibit Index
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Exhibit                                                                   Page
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1.   Pooling and Servicing Agreement                                        6